UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12.

GENIUS BRANDS INTERNATIONAL, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GENIUS BRANDS INTERNATIONAL, INC.

301 N. Canon Drive, Suite 305

Beverly Hills, CA 90210

(310) 273-4222

NOTICE OF CONSENT SOLICITATION

*, 2015

To our Stockholders:

We are soliciting your consent to approve (i) an amendment to our Articles of Incorporation, as amended, to effect a reverse split (the “Reverse Split”) of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-five at any time prior to August 31, 2016, with the exact ratio to be set at a whole number within this range as determined by the board of directors (the “Board of Directors”) in its sole discretion and (ii) the Company’s 2015 Incentive Plan (collectively, the “Proposals”). On March 25, 2015, the Company’s Board of Directors approved the 2015 Incentive Plan and on July 29, 2015, approved the Reverse Split. The Company’s Board of Directors has deemed it advisable to seek stockholder approval of the Proposals, as required under the Nevada Revised Statutes, and has decided to seek the written consent of stockholders through a consent solicitation process rather than holding a special meeting of stockholders, in order to eliminate the costs and management time involved in holding a special meeting.  The Proposals described in more detail in the accompanying Consent Solicitation Statement.

We have established the close of business on *, 2015, as the record date for determining stockholders entitled to submit written consents. Stockholders holding a majority of our outstanding voting capital as of the close of business on the record date must vote in favor of the Proposals to be approved by stockholders.

This solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement and Written Consent. To be counted, your properly completed Written Consent must be received before 5:00 p.m. Eastern Time, on September 18, 2015, subject to early termination of the Consent Solicitation by our Board of Directors if a majority approval is received, or extension of the time of termination by our Board of Directors (the “Expiration Time”).

Failure to submit the Written Consent will have the same effect as a vote against the Proposals.  We recommend that all stockholders consent to the Proposals, by marking the box entitled “FOR” with respect to the Proposals and submitting the Written Consent by one of the methods set forth in the form of Written Consent which is attached as Appendix C to the Consent Solicitation Statement.  If you sign and send in the Written Consent form but do not indicate how you want to vote as to the Proposals, your consent form will be treated as a consent “FOR” the Proposals.

By Order of the Board of Directors of Genius Brands International, Inc.

Sincerely,

/s/ Andrew Heyward

Andrew Heyward,

Chief Executive Officer and Chairman of the Board of Directors

GENIUS BRANDS INTERNATIONAL, INC.

301 N. Canon Drive, Suite 305

Beverly Hills, California 90210

(310) 273-4222

CONSENT SOLICITATION STATEMENT

General

This Consent Solicitation Statement dated *, 2015 is being furnished in connection with the solicitation of written consents of the stockholders of Genius Brands International, Inc., a Nevada corporation (the “Company,” “Genius,” “us,” “we,” or “our”) with regard to the following proposals (the “Proposals”):

1.

To approve an amendment to our Articles of Incorporation, as amended, to effect a reverse split (the “Reverse Split”) of our issued and outstanding common stock, par value $0.001 per share (the “Common Stock”), by a ratio of not less than one-for-two and not more than one-for-five at any time prior to August 31, 2016, with the exact ratio to be set at a whole number within this range as determined by the board of directors (the “Board of Directors”) in its sole discretion; and

2.	To consider and act upon a proposal to approve the Company's 2015 Incentive Plan and the reservation of 450,000 shares of Common Stock for issuance thereunder (the “2015 Incentive Plan”).

The foregoing business items are more fully described in the following pages, which are made part of this notice.

Our Board of Directors unanimously adopted the Proposals and recommends that stockholders vote FOR the approval of the Proposals. The Board of Directors has decided to seek written consent rather than calling a special meeting of stockholders, in order to eliminate the costs and management time involved in holding a special meeting.  Written consents are being solicited from holders of all of our voting capital of record pursuant to Section 78.320 of the Nevada Revised Statutes and Article I Section 8 of our Bylaws.

Voting materials, which include this Consent Solicitation Statement and a Written Consent form (attached as Appendix C), are being mailed to all stockholders on or about *, 2015. Our Board of Directors set the close of business on *, 2015, as the record date for the determination of stockholders entitled to act with respect to the Consent Solicitation (the “Record Date”).

Stockholders holding a majority of our outstanding voting capital (“Voting Capital”), which consists of our Common Stock and our 0% Series A Convertible Preferred Stock (the “Series A Preferred Stock”), as of the close of business on the Record Date, must vote in favor of the Proposals to be approved by stockholders.

As of the Record Date, the Company had [6,529,450] shares of Common Stock outstanding, held by approximately [181] registered holders of record. Additionally, as of the Record Date, the Company had [5,690] shares of Series A Preferred Stock, convertible into an aggregate of [2,845,000] shares of Common Stock. Holders of our outstanding shares of Series A Preferred Stock are entitled to vote on an “as converted” basis with the holders of Common Stock, equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock are convertible, but not in excess of any applicable beneficial ownership limitations governing such shares, as further described below.

Each share of Common Stock is entitled to one vote. Each share of Series A Preferred Stock is initially convertible into 500 shares of Common Stock and is entitled to such number of votes as such shares of Series A Preferred Stock are convertible into, subject to applicable beneficial ownership limitations. As of the Record Date, the outstanding Voting Capital was [8,735,450], which includes [6,529,450] shares of Common Stock and [4,412] shares of Series A Preferred Stock convertible into [2,206,000] shares of common stock. The foregoing breakdown is reflection of limitations on voting of our Series A Preferred Stock due to conversion, voting or beneficial ownership limitations even though such shares are otherwise issued and outstanding.

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Any beneficial owner of the Company who is not a record holder must arrange with the person who is the record holder or such record holder’s assignee or nominee to: (i) execute and deliver a Written Consent on behalf of such beneficial owner; or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Written Consent on its own behalf.

Stockholders who wish to consent must deliver their properly completed and executed Written Consents to VStock Transfer, LLC in accordance with the instructions set forth in the Written Consent. The Company reserves the right (but is not obligated) to accept any Written Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the approval of the Proposals.

Requests for copies of this Consent Solicitation Statement should be directed to Genius Brands International, Inc. at the address or telephone number set forth above.

The Company expressly reserves the right, in its sole discretion and regardless of whether any of the conditions of the Consent Solicitation have been satisfied, subject to applicable law, at any time prior to 5:00 p.m. Eastern Time, on September 18, 2015 (the “Expiration Date”) to (i) terminate the Consent Solicitation for any reason, including if the consent of stockholders holding a majority of the Company’s outstanding Voting Capital has been received, (ii) waive any of the conditions to the Consent Solicitation, or (iii) amend the terms of the Consent Solicitation.

The final results of this solicitation of written consents will be published in a Current Report on Form 8-K (the “Form 8-K”) by the Company.  This Consent Solicitation Statement and the Form 8-K shall constitute notice of taking of a corporate action without a meeting by less than unanimous written consent as permitted by applicable law and Article I Section 8 of our Bylaws.

All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of consents and revocations of consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

Revocation of Consents

Written consents may be revoked or withdrawn by any stockholder at any time before the Expiration Date. A notice of revocation or withdrawal must specify the record stockholder’s name and the number of shares being withdrawn.  After the Expiration Date, all written consents previously executed and delivered and not revoked will become irrevocable.  Revocations may be submitted to the Corporate Secretary of the Company by the same methods as written consents may be submitted, as set forth in the form of Written Consent attached hereto as Appendix C.

Solicitation of Consents

Our Board of Directors is sending you this Consent Solicitation Statement in connection with its solicitation of stockholder consent to approve the Proposals.  The Company will pay for the costs of solicitation.  We will pay the reasonable expenses of brokers, nominees and similar record holders in mailing consent materials to beneficial owners of our Common Stock. Because the approval of holders of a majority of the outstanding Voting Capital is required to approve the Proposals, not returning the Written Consent will have the same effect as a vote against the Proposals.

Other than as discussed above, the Company has made no arrangements and has no understanding with any other person regarding the solicitation of consents hereunder, and no person has been authorized by the Company to give any information or to make any representation in connection with the solicitation of consents, other than those contained herein and, if given or made, such other information or representations must not be relied upon as having been authorized. In addition to solicitations by mail, consents may be solicited by directors, officers and other employees of the Company who will receive no additional compensation therefor.

Members of our management beneficially own shares of our Common Stock and intend to submit their consents “For” the Proposals. As a result, approximately [3,034,298] shares held by our Chief Executive Officer, President and Board of Directors will be voted in favor of the Proposals constituting approximately [46.5]% of our issued and outstanding Common Stock as of the Record Date. See “Security Ownership of Certain Beneficial Owners and Management”.

2

No Appraisal Rights

Under the Nevada Revised Statutes and our charter documents, holders of our outstanding Voting Capital will not be entitled to statutory rights of appraisal, commonly referred to as dissenters’ rights or appraisal rights (i.e., the right to seek a judicial determination of the “fair value” of their shares and to compel the purchase of their shares for cash in that amount) with respect to the Proposals.

Householding Matters

Stockholders that share a single address will receive only one Consent Solicitation Statement and Written Consent at that address, unless we have received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such an address wishes to receive a separate copy of this Consent Solicitation Statement or of future consent solicitations (as applicable), he or she may write to us at: Genius Brands International, Inc. 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210, Attention: Corporate Secretary. We will deliver separate copies of this Consent Solicitation Statement and form of Written Consent promptly upon written request. If you are a stockholder of record receiving multiple copies of our Consent Solicitation Statement and form of Written Consent, you can request householding by contacting us in the same manner. If you own your shares through a bank, broker or other stockholder of record, you can request additional copies of this Consent Solicitation Statement and form of Written Consent or request householding by contacting the stockholder of record.

As of the Record Date, the closing price of our Common Stock was $* per share and our total market capitalization was approximately $*.

INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS IN THE PROPOSAL

Members of the Board of Directors and executive officers of the Company are eligible to receive grants under the 2015 Incentive Plan. Accordingly, members of the Board of Directors and the executive officers of the Company have a substantial interest in Proposal 2. Members of the Board of Directors and executive officers of the Company do not have any interest in any other proposal that is not shared by all other stockholders of the Company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is based upon [6,529,450] shares of Common Stock outstanding as of *, 2015, and sets forth, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of: (i) each current member of the Board, (ii) our Chief Executive Officer and other executive officers, (iii) all of our current directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities. Except as otherwise indicated, addresses are c/o Genius Brands International, Inc., 301 N. Canon Drive, Suite 305, Beverly Hills, California 90210.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class(1)

A Squared Holdings, LLC	2,972,183	45.5%
Andrew Heyward	2,980,019 (2)	45.6%
Amy Moynihan Heyward	2,980,019 (2)	45.6%
Gregory Payne	-	*
Michael Handelman	-	*
Bernard Cahill	53,934 (3)	*
Joseph “Gray” Davis	-	*
P. Clark Hallren	-	*
Lynne Segal	-	*
Anthony Thomopoulos	345	*
Margaret Loesch	-	*
Wolverine Flagship Fund Trading Limited (4)	702,513(5)	9.99%
Iroquois Master Fund Ltd. (6)	467,102(7)	6.8%

All Officers and Directors (Consisting of 10 persons)	3,034,298	46.5%
* Indicates ownership less than 1%

(1)	Applicable percentage ownership is based on [6,529,450] shares of Common Stock outstanding as of *, 2015, together with securities exercisable or convertible into shares of Common Stock within 60 days of *, 2015. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of *, 2015 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Consists of (i) 2,972,183 shares of Common Stock held by A Squared Holdings LLC over which Andrew Heyward and Amy Moynihan Heyward hold voting and dispositive power and (ii) 7,836 shares of Common Stock held by Andrew Heyward. Excludes 50,000 shares of Common Stock issuable upon conversion of 100 shares of the Company’s Series A Convertible Preferred Stock which contains a beneficial ownership blocker. Andrew Heyward and Amy Moynihan Heyward are spouses who own such shares jointly, and thus both maintain joint voting and dispositive power over such shares.

(3)	Consists of (i) 41,434 shares of Common Stock owned and controlled directly by Bernard Cahill and (ii) 12,500 shares of Common Stock owned by Mr. Cahill’s wife for which Mr. Cahill exercises indirect control.

(4)	The address of this beneficial owner is 175 West Jackson Blvd., Suite 340, Chicago, Illinois 60604.

(5)	Consists of (i) 199,800 shares of Common Stock and (ii) 1,125,000 shares of Common Stock issuable upon conversion of 2,250 shares of the Company’s Series A Convertible Preferred Stock. The Series A Convertible Preferred Stock may not be converted to the extent that the holder or any of its affiliates would own more than 9.99% of the outstanding Common Stock of the Company after such conversion, and the Series A Convertible Preferred Stock may not be voted to the extent that the holder or any of its affiliates would control more than 9.99% of the voting power of the Issuer. Based solely on the holder’s most recent filing with the Securities and Exchange Commission on Schedule 13G.

(6)	The address of this beneficial owner is 641 Lexington Avenue, 26th Floor, New York, New York 10022.

(7)	Consists of (i) 92,102 shares of Common Stock and (ii) 375,000 shares of Common Stock issuable upon conversion of 750 shares of the Company’s Series A Convertible Preferred Stock. Based solely on the holder’s most recent filing with the Securities and Exchange Commission on Schedule 13G.

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Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and our other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to us during 2014, SEC filings and certain written representations that no other reports were required during the fiscal year ended December 31, 2014, our officers, directors and greater than ten percent stockholders complied with all applicable Section 16(a) filing requirement, except that a Form 4 for Bernard Cahill Robert II was filed late on March 31, 2015.

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PROPOSAL I:

AMENDMENT TO THE COMPANY’S ARTICLES OF

INCORPORATION, AS AMENDED, TO EFFECT A REVERSE SPLIT

Our Board of Directors has adopted resolutions (1) declaring that submitting an amendment to the Company’s Articles of Incorporation, as amended, to effect the Reverse Split of our issued and outstanding Common Stock, as described below, was advisable and (2) directing that a proposal to approve the Reverse Split be submitted to the holders of our Voting Capital for their approval.

The form of the proposed amendment to the Company’s Articles of Incorporation, as amended, to effect the Reverse Split of our issued and outstanding Common Stock will be substantially as set forth on Appendix A (subject to any changes required by applicable law).  If approved by the holders of our Voting Capital, the Reverse Split proposal would permit (but not require) our Board of Directors to effect a Reverse Split of our issued and outstanding Common Stock at any time prior to August 31, 2016 by a ratio of not less than one-for-two and not more than one-for-five, with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its sole discretion.  We believe that enabling our Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits for our stockholders.  In determining a ratio, if any, following the receipt of stockholder approval, our Board of Directors may consider, among other things, factors such as:

•	the initial listing requirements of various stock exchanges;

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Our Board of Directors reserves the right to elect to abandon the Reverse Split, including any or all proposed Reverse Split ratios, if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Split determined by our Board of Directors, no less than two and no more than five shares of existing Common Stock, as determined by our Board of Directors, will be combined into one share of Common Stock.  Any fractional shares will be rounded up to the next whole number.  The amendment to our Articles of Incorporation, as amended, to effect the Reverse Split, if any, will include only the Reverse Split ratio determined by our Board of Directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

Background and Reasons for the Reverse Split; Potential Consequences of the Reverse Split

Our Board of Directors is submitting the Reverse Split to our stockholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to meet the initial listing requirements of either The NASDAQ Capital Market or NYSE MKT LLC and to make our Common Stock more attractive to a broader range of institutional and other investors.  The Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares that would become available as a result of the Reverse Split.  In addition to increasing the market price of our Common Stock, the Reverse Split would also reduce certain of our costs, as discussed below.  Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Split is in the Company’s and our stockholders’ best interests.

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We believe that the Reverse Split will enhance our ability to obtain an initial listing on either The NASDAQ Capital Market or NYSE MKT LLC. The NASDAQ Capital Market requires, among other items, an initial bid price of least $4.00 per share and following initial listing (subject to certain exceptions), maintenance of a continued price of at least $1.00 per share. The NYSE MKT LLC requires, among other items, an initial bid price of least $3.00 per share and following initial listing, maintenance of a continued price of at least $1.00 per share Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that our minimum bid price would remain following the Reverse Split over the minimum bid price requirement of any such stock exchange.

Additionally, we believe that the Reverse Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Split is intended, absent other factors, to increase the per share market price of our Common Stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock.  As a result, there can be no assurance that the Reverse Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Split may be lower than the total market capitalization before the Reverse Split.

Procedure for Implementing the Reverse Split

The Reverse Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to our Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada. The exact timing of the filing of the certificate of amendment that will effect the Reverse Split will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.  In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Split if, at any time prior to filing the amendment to the Company’s Articles of Incorporation, as amended, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Split.  If a certificate of amendment effecting the Reverse Split has not been filed with the Secretary of State of the State of Nevada by the close of business on August 31, 2016, our Board of Directors will abandon the Reverse Split.

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Effect of the Reverse Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Split determined by our Board of Directors, a minimum of two and a maximum of five shares of existing Common Stock will be combined into one new share of Common Stock.  The table below shows, as of the Record Date, the number of outstanding shares of Common Stock (excluding Treasury shares) that would result from the listed hypothetical Reverse Split ratios (without giving effect to the treatment of fractional shares):

Reverse Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Split
1-for-2	[3,264,725]
1-for-3	[2,176,484]
1-for-4	[1,632,363]
1-for-5	[1,305,890]

The actual number of shares issued after giving effect to the Reverse Split, if implemented, will depend on the Reverse Split ratio that is ultimately determined by our Board of Directors.

The Reverse Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Split will be rounded up to the next whole number. In addition, the Reverse Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.  Our Common Stock will continue to be listed on the OTCBB under the symbol “GNUS”, subject to any decision of our Board of Directors to list our securities on another stock exchange.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our Common Stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Split.  Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Split Common Stock, subject to adjustment for treatment of fractional shares.

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Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Split Common Stock (the “New Certificates”).  No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent.  No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.  Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we will not issue certificates representing fractional shares.  In lieu of issuing fractions of shares, we will round up to the next whole number.

Effect of the Reverse Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.  The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares.  The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Split ratio determined by the Board of Directors, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to our Articles of Incorporation, as amended, will not affect the par value of our Common Stock per share, which will remain $0.001 par value per share.  As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Split.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock:

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

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If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Consent Solicitation. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Split.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Split.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK.

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PROPOSAL II:

TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE

THE COMPANY’S 2015 INCENTIVE PLAN

Our Board of Directors approved the 2015 Incentive Plan on March 25, 2015. The 2015 Incentive Plan shall replace the 2008 Stock Option Plan (the “2008 Plan”) as of such date that the 2015 Incentive Plan is adopted by the Company’s stockholders.

We are seeking stockholder approval in order to adopt the 2015 Incentive Plan.

The maximum number of shares of Common Stock with respect to which awards may be granted pursuant to the 2015 Incentive Plan shall be 450,000 shares. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares re-acquired by the Company, including shares purchased in the open market.

Purpose of the 2015 Incentive Plan

As described above, we are seeking stockholder approval of the 2015 Incentive Plan. The purpose is to continue to be able to attract, retain and motivate executive officers and other employees and certain consultants. The 2015 Incentive Plan will enable us to continue to grant equity awards to our officers, employees and independent contractors providing services to the Company, at levels determined by our Board of Directors, or a committee designated by our Board of Directors, to be necessary to attract, retain and motivate the individuals who will be critical to the Company's success in achieving its business objectives, and thereby creating greater value for all our stockholders.

We believe equity compensation aligns the interests of our management and other employees with the interests of our other stockholders. Equity awards are a key component of our incentive compensation program. We believe that stock-based awards have been critical in attracting and retaining talented employees and officers, aligning their interests with those of stockholders, and focusing key employees on the long-term growth of the Company. We anticipate that equity awards such as restricted stock awards, option grants, stock appreciation rights and restricted stock unit awards, some of which may be performance-based, may become an increasing component in motivating our independent contractors.

The terms of the 2015 Incentive Plan are summarized below, and the full text of the 2015 Incentive Plan is set forth as Appendix B to this proxy statement. It is intended that the 2015 Incentive Plan qualify as an incentive stock option plan meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Eligibility for Awards and Administration of the 2015 Incentive Plan

Employees (including officers) and directors of the Company, and independent contractors providing services to the Company or to subsidiaries of the Company (“Eligible Persons”), are eligible to receive awards (“Awards”) under the 2015 Incentive Plan. Awards may consist of options, stock appreciation rights, restricted stock, restricted stock units, cash awards or other stock-based awards, any of which Awards may be subject to the achievement of certain performance objectives.

The grant of Awards to any eligible party is at the discretion of the Compensation Committee of the Board of Directors (the “Committee”). The 2015 Incentive Plan provides that the Committee shall administer the 2015 Incentive Plan. The Committee has authority to, among other things:

•	Grant Awards to Eligible Persons under the 2015 Incentive Plan;
•	Determine the terms and conditions (which need not be identical) of all Awards granted;
•	Interpret the provisions of the 2015 Incentive Plan and any agreements pursuant to which Awards are granted under the 2015 Incentive Plan;
•	Supervise administration of the 2015 Incentive Plan;
•	Provide for additional, replacement or alternative Awards upon the occurrence of certain events, including the exercise of the original Award;
•	Determine to whom Awards are granted, and the timing, pricing and amount of any Award, subject only to the express provisions in the 2015 Incentive Plan;
•	Establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the 2015 Incentive Plan; and
•	Take such other action as it deems necessary or advisable in relation to the 2015 Incentive Plan.

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Description of Material Terms of the Awards

Stock Options and Incentive Stock Options

The Committee may grant non-qualified stock options (“Nonqualified Stock Options”) and incentive stock options (“Incentive Stock Options” and, collectively with Nonqualified Stock Options, “Options”) under the 2015 Incentive Plan. Employees and Directors of the Company, and independent contractors providing services to the Company, or to any subsidiary of the Company as the Company shall select, are eligible to receive Options. Only employees of the Company, or any subsidiary of the Company as the Company shall select, are eligible to receive Incentive Stock Options.

Incentive Stock Options may not be priced at less than 100% of the fair market value of the Company’s Common Stock on the date of grant (110% of fair market value in the case of individuals holding 10% or more of our Common Stock). Except as otherwise determined by the Board, in the case of Nonqualified Stock Options, the exercise price may not be less than 100% of the fair market value on the date of grant in accordance with applicable law. The fair market value of our Common Stock on *, 2015, was $*, based on the last sale price of our Common Stock as reported by the OTCBB on that date. The 2015 Incentive Plan provides that Options may be issued with exercise periods of up to ten years (except that no Incentive Stock Option granted to 10% owners of the Company’s Common Stock shall be exercisable after the expiration of five years after the effective date of grant of such Option).

Payment of the exercise price of Options under the 2015 Incentive Plan may be made in the form of: (i) cash; (ii) check; (iii) whole shares of Common Stock (whether by delivery or attestation); (iv) the withholding of shares of Common Stock issuable upon such exercise of the Option; (v) the proceeds of a sale or loan required to pay the purchase price or (vi) any combination of the foregoing methods of payment.

Any portion of any Incentive Stock Option that was vested and exercisable on the date of termination of employment other than for death or disability, shall expire and be forfeited at midnight ninety (90) days from the date of such termination. If termination of employment was on account of death or disability, the portion of any Incentive Stock Option that is vested as of the date of termination of employment shall expire and be forfeited at midnight one (1) year from the date of such termination.

Stock Appreciation Rights (“SARs”)

Eligible Persons are also eligible to receive Stock Appreciation Rights (“SARs”) under the 2015 Incentive Plan. A SAR may be granted to a holder of an option with respect to all or a portion of the shares of Common Stock subject to the related option (a “Tandem SAR”) or may be granted separately to an eligible employee (a “Free Standing SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

Subject to the limitations of the 2015 Incentive Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the agreement pursuant to which the SAR is granted. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated.

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Restricted Stock Awards

Eligible Persons may also be eligible to receive restricted shares of the Company’s Common Stock (“Restricted Stock”). The Committee shall determine when each award of Restricted Stock shall be granted and when, or according to what schedule, it will vest, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Stock. The Committee shall determine the price, if any, to be paid for such Restricted Stock, provided that the issuance of Restricted Stock shall be made for at least the minimum necessary consideration to permit such Restricted Stock to be deemed fully paid and non-assessable.

Any dividends declared and paid by the Company with respect to Restricted Stock shall be paid to the holder only if and when the Restricted Stock vests and becomes free of restrictions on transferability and forfeitability that apply to such shares.

The holder of Restricted Stock will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of shares of the Company’s Common Stock, except that the holder of Restricted Stock shall not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the related restriction period has expired and unless all other vesting requirements with respect thereto have been fulfilled or waived by the Company, until which time the Company or its designee may retain custody of the stock certificate or certificates, and the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of such Restricted Stock.

Restricted Stock Unit Awards

Eligible Persons are also eligible to receive restricted stock units (“Restricted Stock Units”), which may be in the form of shares of Common Stock or units, the value of which is based, in whole or in part, on the fair market value of the shares of Common Stock. The Committee shall determine when each award of Restricted Stock Unit shall be granted and when, or according to what schedule, it will vest, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Stock Unit. The terms of each Restricted Stock Unit Award need not be identical, and the Committee need not treat holders uniformly.

The Committee may, in its discretion, establish rules for the application for a Restricted Stock Unit Award, including whether shares of Common Stock that are part of a Restricted Stock Unit may be sold, assigned, transferred, pledged, exchanged, encumbered or disposed of prior to the date on which the shares of Common Stock are issued or, if later, the date provided by the Committee at the time of the Award. The Committee shall determine the price, if any, to be paid for such Restricted Stock, provided that the issuance of any shares of Common Stock in connection with a Restricted Stock Unit shall be made for at least the minimum necessary consideration to permit such Restricted Stock to be deemed fully paid and non-assessable.

The Awards of Restricted Stock Units may provide holders with the right to receive dividends or other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the restriction period (“Dividend Equivalents”). Dividend Equivalents may be settled in cash and/or shares of Common Stock and will be subject to the same vesting conditions and restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the agreement pursuant to which they are issued.

Cash Awards and Other Stock-Based Awards

Eligible Persons may also be eligible to receive cash awards (“Cash Awards”) or other stock-based awards (“Other Stock-Based Awards”) under the 2015 Incentive Plan. Each Cash Award shall be subject to the terms, conditions, restrictions and contingencies as the Committee shall determine. Other Stock-Based Awards shall be valued in whole or in part by reference to, or otherwise based on, shares of Common Stock. Such Other Stock-Based Awards may be granted as a form of payment in the settlement of other Awards granted under the 2015 Incentive Plan or as payment in lieu of compensation to which a holder is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Committee may determine.

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Performance Awards

The Committee shall have the right to designate all or any part of any Award of Options, SARs, Restricted Stock, Restricted Stock Units, Cash Awards or Other Stock-Based Awards as a performance award (“Performance Award”), which may be granted or which may vest, as determined by the Committee, subject to the achievement of Performance Objectives (as defined in the 2015 Incentive Plan) established by the Committee and based on one or more performance measures, as set forth in the 2015 Incentive Plan. The Committee shall have the authority to determine whether the Performance Objectives are satisfied.

If the Committee intends the Performance Award to be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such Award in accordance with Section 162(m) of the Code, then the Performance Award will be structured in accordance with the requirements of Section 162(m) of the Code.

The Committee shall nave no discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award unless such Award is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the agreement pursuant to which the Performance Award is granted provides for such discretion.

General Provisions

Acceleration of Awards

a.    Death or Disability. If a holder’s employment terminates, or a non-employee’s service on the Board or as an independent contractor terminates, by reason of death or disability, notwithstanding any contrary waiting period, installment period, vesting schedule or restriction period in the 2015 Incentive Plan or the agreement pursuant to which an Award was granted under the 2015 Incentive Plan, unless the applicable agreement provides otherwise: (i) each outstanding Option or SAR granted under the 2015 Incentive Plan shall immediately become exercisable in full; (ii) in the case of Restricted Stock, the Restricted Stock shall vest immediately, and any related cash amounts payable pursuant to the applicable agreement pursuant to which such Award was granted shall be adjusted in such manner as provided by such agreement; (iii) in the case of Restricted Stock Units, each Award of Restricted Stock Units and any unpaid Dividend Equivalents shall vest in full immediately; and (iv) Cash Awards and other Stock-Based Awards shall become vested in full immediately.

b.    Change in Control. In the event of a Change in Control (as such term is defined in the 2015 Incentive Plan), the Committee may, but is not required to, provide for acceleration, vesting or cancellation of all or a portion of outstanding Awards for fair value (as determined by the Committee in its sole discretion), provide for the issuance of substitute Awards that will substantially preserve the applicable terms of the affected Awards, provide for a period of exercise prior to the Change in Control or take such other action as the Committee deems appropriate. A Change in Control means the occurrence of any of the following events:

i.	any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Act”) (other than the Company or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the “beneficial owner” within the meaning of Rule 13d-3 promulgated under the Act of 30% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors; excluding, however, any circumstance in which such beneficial ownership resulted from any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or by any corporation controlling, controlled by, or under common control with, the Company;

ii.	a change in the composition of the Board since the date the Company’s stockholders approve the 2015 Incentive Plan (the “Shareholder Approval Date”), such that the individuals who, as of such date, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Shareholder Approval Date whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board shall not be deemed a member of the Incumbent Board;

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iii.	a reorganization, recapitalization, merger, consolidation or similar form of corporate transaction, or the sale, transfer, or other disposition of all or substantially all of the assets of the Company to an entity that is not an affiliate (each of the foregoing events, a “Corporate Transaction”) involving the Company, unless securities representing 60% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction, including a corporation that, as a result of such transaction owns all or substantially all of the Company’s assets (or the direct or indirect parent of such corporation), are held immediately subsequent to such transaction by the person or persons who were the beneficial holders of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or

iv.	the liquidation or dissolution of the Company, unless such liquidation or dissolution is part of a transaction or series of transactions described in clause (c) above that does not otherwise constitute a Change in Control.

Notwithstanding anything herein to the contrary, for Awards that are subject to Section 409A of the Code, the Committee may, in its sole discretion, prescribe in an applicable agreement pursuant to which the Award is granted, or other written agreement approved by the Committee, an alternative definition of “Change in Control” that is intended to satisfy the requirements of Section 409A of the Code and, to the extent required by Section 409A of the Code, provides that a Change in Control shall not be deemed to occur unless such event constitutes a “change in control event” within the meaning of Section 409A of the Code.

Termination of Employment

Any unvested Awards (and any Dividend Equivalents or retained distributions) shall immediately terminate and be forfeited upon the termination of a holder’s employment or a non-employee’s services on the Board or as an independent contractor to the Company or subsidiaries of the Company as the Company shall select, unless the agreement pursuant to which such Award was granted specifies otherwise.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the 2015 Incentive Plan transactions is based upon federal income tax laws in effect on the date of this Consent Solicitation. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a Non-Qualified Stock Option under the 2015 Incentive Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a Non-Qualified Stock Option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Options. The grant of an Incentive Stock Option under the 2015 Incentive Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an Incentive Stock Option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an Incentive Stock Option, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the Incentive Stock Option was granted, nor within one year after the Incentive Stock Option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

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If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an Incentive Stock Option —i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted Stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving Restricted Stock Awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such Restricted Stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the Restricted Stock is issued.

Other Awards. Other Stock-Based Awards (such as Restricted Stock Units) are generally treated as ordinary compensation income as and when Common Stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code. Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” A “covered employee” is the Company’s chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer. An exception to this rule applies to “qualified performance based compensation,” which generally includes stock options and stock appreciation rights granted under a stockholder approved plan, and other forms of equity incentives, the vesting or payment of which is contingent upon the satisfaction of certain stockholder approved performance goals. The Company intends that the 2015 Incentive Plan allow for the grant of Options and SARs that may be treated as “qualified performance based compensation” that is exempt from the limitations of Code Section 162(m), and for the grant of other performance-based awards that may be treated as “qualified performance based compensation,” but it makes no assurance that either such type of award will be so treated.

New Plan Benefits

No grants have been made under the 2015 Incentive Plan as of the date hereof.

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Equity Compensation Plan Information

The following table reflects, as of December 31, 2014, compensation plans pursuant to which the Company is authorized to issue options, warrants or other rights to purchase shares of its Common Stock, including the number of shares issuable under outstanding options, warrants and rights issued under the plans and the number of shares remaining available for issuance under the plans:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders(1)	350	$15.09	499,650
Equity compensation plans not approved by shareholders	-	-	-
Total	350	$15.09	499,650

(1)	On September 2, 2011, the majority shareholders of the Company adopted an amendment to the Company’s 2008 Stock Option Plan to increase the number of shares of Common Stock issuable under the plan from 160,000 to 500,000.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CONSIDERATION AND ACTION UPON A PROPOSAL TO APPROVE THE COMPANY’S 2015 INCENTIVE PLAN AND THE RESERVATION OF 450,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

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SOLICITATION OF CONSENTS

Cost and Method

We will pay all of the costs of soliciting these consents. In addition to solicitation by mail, our employees, officers and directors may, without additional compensation, solicit proxies by mail, e-mail, facsimile, in person or by telephone or other forms of telecommunication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these consent solicitation materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Participants in the Consent Solicitation

Under applicable regulations of the SEC, each of our directors may be deemed to be a participant in our solicitation of consents. Please refer to the sections of this Consent Solicitation entitled “Security Ownership of Certain Beneficial Owners and Management,” herein and Part III of our Annual Report on Form 10-K for the year ended December 31, 2014 for information about our directors who may be deemed participants in the solicitation. Except as described in this Consent Solicitation, there are no agreements or understandings between us and any of our directors or executive officers relating to their employment with us or any future transactions.

WHERE YOU CAN FIND MORE INFORMATION

We file reports and other information with the SEC under the Securities Exchange Act of 1934, as amended. You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference room. Our SEC filings are also available at http://www.sec.gov.

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Appendix A

Certificate of Amendment

of

Articles of Incorporation

of Genius Brands International, Inc.

Article IV of the Company’s Articles of Incorporation, as amended, shall be amended by added the following section to the end of Article IV, Subsection 4.02, that reads as follows, subject to compliance with applicable law:

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the Nevada Revised Statutes of this amendment to the Corporation’s Articles of Incorporation, each [      ]*  shares of Common Stock issued and outstanding immediately prior to the Effective Time either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Reverse Split”); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall round shares up to the nearest whole number.  Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.”

* Whole number between two (2) and five (5) as determined by the Board of Directors in its sole discretion.

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Appendix B

2015 Incentive Plan

Genius Brands International, Inc.

2015 Incentive Plan

(As Submitted to the Board of Directors on March 25, 2015)

Article 1. Purpose and Amendment of Plan

Section 1.1 Purpose. The purpose of the Plan is to promote the success of the Company by providing a method whereby (a) eligible employees of the Company and its Subsidiaries, (b) members of the Board of the Company and its Subsidiaries, and (c) independent contractors providing services to the Company and its Subsidiaries may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company’s businesses, encouraging them to remain in the employ of (or otherwise provide services to) the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company and its Subsidiaries. The Plan is also intended to aid in (i) attracting Persons of exceptional ability to become officers and employees and directors of the Company and its Subsidiaries, and (ii) inducing independent contractors to agree to provide services to the Company and its Subsidiaries.

Section 1.2 Adoption of Plan. The Plan was approved by the Company’s Board of Directors on March 25, 2015 and by the stockholders of the Company on ____________________, 2015 (the “Shareholder Approval Date”). It replaces the Company’s 2008 Stock Option Plan (“2008 Plan”) with respect to grants made after the Shareholder Approval Date, and the Company will not make additional grants under the 2008 Plan after such date.

Article 2. Definitions

Section 2.1 Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

“Affiliate” of the Company means any corporation, partnership or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

“Agreement” means a stock option agreement, stock appreciation rights agreement, restricted stock agreement, stock units agreement, cash award agreement or an agreement evidencing another type of Award, or more than one type of Award, as any such Agreement may be supplemented or amended from time to time.

“Award” means a grant of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Awards, Cash Awards, or Other Stock-Based Awards.

“Board” means the Board of Directors of the Company.

“Cash Award” means an Award made pursuant to Section 10.1 of the Plan.

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“Change in Control” means the occurrence of any of the following events:

(a) any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Act (other than the Company or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the “beneficial owner” within the meaning of Rule 13d 3 promulgated under the Act of [30%] or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors; excluding, however, any circumstance in which such beneficial ownership resulted from any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or by any corporation controlling, controlled by, or under common control with, the Company;

(b) a change in the composition of the Board since the Shareholder Approval Date, such that the individuals who, as of such date, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Shareholder Approval Date whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board shall not be deemed a member of the Incumbent Board;

(c) a reorganization, recapitalization, merger, consolidation or similar form of corporate transaction, or the sale, transfer, or other disposition of all or substantially all of the assets of the Company to an entity that is not an Affiliate (each of the foregoing events, a “Corporate Transaction”) involving the Company, unless securities representing [60%] or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction, including a corporation that, as a result of such transaction owns all or substantially all of the Company’s assets (or the direct or indirect parent of such corporation), are held immediately subsequent to such transaction by the person or persons who were the beneficial holders of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or

(d) the liquidation or dissolution of the Company, unless such liquidation or dissolution is part of a transaction or series of transactions described in clause (c) above that does not otherwise constitute a Change in Control.

Notwithstanding anything herein to the contrary, for Awards that are subject to Section 409A of the Code, the Committee may, in its sole discretion, prescribe in an applicable Agreement or other written agreement approved by the Committee, an alternative definition of “Change in Control” that is intended to satisfy the requirements of Section 409A of the Code and, to the extent required by Section 409A of the Code, provides that a Change in Control shall not be deemed to occur unless such event constitutes a “change in control event” within the meaning of Section 409A of the Code.

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“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

“Committee” means the Compensation Committee (or another committee) of the Board (or a subcommittee of such committee) appointed pursuant to Section 3.1 to administer the Plan. The Committee shall consist solely of three or more directors and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and also an “outside director” under Section 162(m) of the Code. In addition, each member of the Committee shall satisfy any independence or other corporate governance standards imposed by the Nasdaq Stock Market or other securities market on which the Common Stock shall be listed from time to time.

“Common Stock” means the Company’s common stock $.001 par value.

“Company” means Genius Brands International, Inc., a Nevada corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

“Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

“Dividend Equivalents” means, with respect to Restricted Stock Units, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock.

“Domestic Relations Order” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

“Effective Date” means ____________________, 2015, the date on which the Plan originally becomes effective.

“Equity Security” shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

“Fair Market Value” of a share of Common Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on such day, or the Committee can, in its sole discretion, use averages or weighted averages either on a daily basis or such longer period as complies with Code Section 409A. If for any day the Fair Market Value of a share of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

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“Free Standing SAR” has the meaning ascribed thereto in Section 7.1.

“Holder” means a person who has received an Award under the Plan that has not been fully satisfied or terminated.

“Incentive Stock Option” means an Option that is intended to be, is designated as, and actually qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code and granted under Article 6.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option and granted under Article 6.

“Option” means a Nonqualified Stock Option or Incentive Stock Option, as applicable in that context.

“Performance Award” means an Award made pursuant to Article 11 of the Plan to a Holder that is subject to the attainment of one or more Performance Objectives.

“Performance Objective” means a standard established by the Committee to determine in whole or in part whether a Performance Award shall be earned and shall be based on one or more of the performance measures set forth in Section 11.2.

“Person” means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

“Plan” means this Genius Brands International, Inc. 2015 Incentive Plan.

“Restricted Stock” means an Award made pursuant to Article 8.

“Restricted Stock Units” means an Award made pursuant to Article 9 of the Plan to a Holder.

“Restriction Period” means a period of time beginning on the date of each Award of Restricted Stock or Restricted Stock Units and ending on the Vesting Date with respect to such Award.

“Retained Distribution” has the meaning ascribed thereto in Section 8.2.

“SARs” means stock appreciation rights, awarded pursuant to Article 7, with respect to shares of Common Stock.

“Subsidiary” of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

“Tandem SAR” has the meaning ascribed thereto in Section 7.1.

“Vesting Date,” with respect to any Restricted Stock or Restricted Stock Units awarded hereunder, means the date on which such Restricted Stock or Restricted Stock Units cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Stock pursuant to Article 8 or of Restricted Stock Units pursuant to Article 9. If more than one Vesting Date is designated for an Award, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

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Article 3. Administration

Section 3.1 Committee. The Plan shall be administered by the Committee. The Board or committee of the Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.

Section 3.2 Powers. The Committee shall have full power and authority to grant Awards to eligible persons, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees and independent contractors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion deems relevant.

Section 3.3 Interpretation. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons.

Article 4. Shares Subject to the Plan

Section 4.1 Number of Shares; Award Limits.

(a) Subject to the provisions of this Article 4, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be 450,000 shares.

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(b) Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan that shall expire, terminate or be annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan that shall be exercised for cash, and (iii) any Award of Restricted Stock or Restricted Stock Units that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Stock or Restricted Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited) shall again be available for purposes of the Plan. Notwithstanding the foregoing, (i) in the case of the exercise of a SAR for shares, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise; (ii) shares of Common Stock delivered (either by actual delivery, attestation, or net exercise ) to the Company by a Holder to (A) purchase shares of Common Stock upon the exercise of an Award or (B) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and (iii) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(c) No person may be granted in any calendar year Awards covering more than 112,500 shares of Common Stock (as such amount may be adjusted from time to time as provided in Section 4.2). No person shall be paid in cash pursuant to any Awards during any calendar year out in excess of $250,000 per calendar year.

(d) Adjustments. If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock or other similar corporate event affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, in such manner as the Committee, in its sole discretion, deems equitable and appropriate, shall make such adjustments to any or all of (a) the number and kind of shares of stock which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan, ( b) the number and kind of shares of stock subject to outstanding Awards, and (c) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

Section 4.2 Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4.1.

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Article 5. Eligibility

Section 5.1 General. The persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such persons who are employees (including officers) of, members of the Board or independent contractors providing services to the Company or its Subsidiaries as the Committee shall select. Awards may be made to employees, members of the Board or independent contractors who hold or have held Awards under the Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

Section 5.2 Board Award Limits. [INTENTIONALLY DELETED]

Article 6. Stock Options

Section 6.1 Grant of Options. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Options. The Committee shall designate from time to time those eligible persons to be granted Options, the time when each Option shall be granted to such eligible persons, the number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option ; provided, however, only a person who is a common-law employee of the Company, any “parent corporation” of the Company, or a “subsidiary corporation” of the Company (each term as defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option. The determination made by the Committee pursuant to this Article 6 shall be specified in the applicable Agreement.

Section 6.2

Section 6.3 Exercise Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be no less than the Fair Market Value of the shares of Common Stock subject to the Option as of the date the Option is granted. If an Option which is intended to qualify as an Incentive Stock Option is granted to an individual who owns or who is deemed to own shares possessing more than ten percent (10%) of the combined voting power of all classes of shares of the Company, a parent corporation or any subsidiary corporation (each term as defined in Section 6.1) (a “10% Owner”), the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share on the date the Incentive Stock Option is granted.

Section 6.4 Term of Options. Subject to the provisions of the Plan, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement. In the case of an Incentive Stock Option, the term of such Option shall not exceed ten (10) years from the date the Incentive Stock Option is granted. If an Option which is intended to be an Incentive Stock Option is granted to a 10% Owner, the term of such Option shall not exceed five (5) years from the date the Incentive Stock Option is granted. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

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Section 6.5 Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and the Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, no Incentive Stock Option may be exercised before the Plan is approved by the stockholders of the Company in the manner prescribed by Section 422 of the Code; provided, further, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part. If an Option is designated as an Incentive Stock Option, the aggregate Fair Market Value (determined on the date the Incentive Stock Option is granted) of the Common Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year (under the Plan or any other plan of the Company or any parent corporation or subsidiary corporation) shall not exceed $100,000.

Section 6.6 Manner of Exercise.

(a) Form of Payment. An Option shall be exercised by notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 12.9 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) whole shares of Common Stock (whether by delivery or attestation), (iv) the withholding of shares of Common Stock issuable upon such exercise of the Option, (v) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, or (vi) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Nevada Corporation Code. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate.

(b) Value of Shares. Unless otherwise determined by the Committee and provided in the applicable Agreement, shares of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

(c) Issuance of Shares. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 12.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Holder or other person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

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Section 6.7 Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 4.2): ( a) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, ( b) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4.3) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then- current exercise price per share of the cancelled option, ( c) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 12.1 (b), or ( d) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market (“NASDAQ”) .

Section 6.8 Exercise Limits for Incentive Stock Options. Any portion of any Incentive Stock Option that was vested and exercisable on the date of termination of employment which was other than for death or disability (as defined in Section 22(e)(3) of the Code), shall expire and be forfeited at midnight ninety (90) days from the date of such termination and if termination of employment was on account of death or disability the portion of any Incentive Stock Option that is vested as of the date of termination of employment shall expire and be forfeited at midnight one (1) year from the date of such termination.

Article 7. SARS

Section 7.1 Grant of SARs. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons SARs. SARs may be granted by the Committee to such eligible persons in such numbers, with respect to Common Stock, and at such times during the term of the Plan as the Committee shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a “related Option”) with respect to all or a portion of the shares of Common Stock subject to the related Option (a “Tandem SAR”) or may be granted separately to an eligible employee (a “Free Standing SAR”). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement. The determination made by the Committee pursuant to this Article 7 shall be specified in the applicable Agreement.

Section 7.2 Tandem SARs. A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, (a) the Holder thereof shall be entitled to receive from the Company, for each share of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (b) the related Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.

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Section 7.3 Free Standing SARs. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be no less than the Fair Market Value of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR.

Section 7.4 Consideration. The consideration to be received upon the exercise of a SAR by the Holder shall be paid in Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR) or cash equivalent thereto, as determined by the Committee and provided in the applicable Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares.

Section 7.5 Limitations. The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Committee may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

Section 7.6 Exercise. For purposes of this Article 7, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Committee and provided in the applicable Agreement).

Section 7.7 Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 4.2): ( a) amend any outstanding SAR granted under the Plan to provide a base price per share that is lower than the then-current base price per share of such outstanding SAR, ( b) cancel any outstanding stock appreciation right (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4.3) covering the same or a different number of shares of Common Stock and having a base price per share lower than the then-current base price per share of the cancelled stock appreciation right, ( c) cancel in exchange for a cash payment any outstanding SAR with a base price per share above the then-current Fair Market Value, other than pursuant to Section 12.1 (b), or ( d) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of NASDAQ.

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Article 8. Restricted Stock

Section 8.1 Grant. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Restricted Stock. The Committee shall designate those eligible persons to be granted Awards of Restricted Stock, shall determine the time when each such Award shall be granted, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Stock, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Stock in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Stock; provided, however, that the issuance of Restricted Stock shall be made for at least the minimum consideration necessary to permit such Restricted Stock to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Article 8 shall be specified in the Agreement.

Section 8.2 Dividends. Unless otherwise provided in the applicable Agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Retained Distributions”) shall be paid to the Holder only if and when such shares vest and become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Retained Distributions will be made no later than the end of the calendar year in which the dividends are paid to stockholders of Common Stock or, if later, the 15th day of the third month following the end of the year in which the Vesting Date occurred.

Section 8.3 Issuance of Restricted Stock. When shares of Common Stock are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Stock shall be registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement. Such certificates shall remain in the custody of the Company or its designee, and the Holder shall deposit with the custodian stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

Section 8.4 Restrictions. Restricted Stock issued at the beginning of the Restriction Period shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a Holder of shares of Common Stock with respect to such Restricted Stock; except, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (a) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived and the Company or its designee will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period as provided in Section 8.3; (b) the Holder will not be entitled to dividends except as provided in Section 8.2, (c) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or his or her interest in any of them during the Restriction Period; and (d) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Stock will cause a forfeiture of such Restricted Stock with respect thereto.

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Section 8.5 Cash Payments. In connection with any Award of Restricted Stock, an Agreement may provide for the payment of a cash amount to the Holder of such Restricted Stock after such Restricted Stock shall have become vested. Such cash amounts shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

Section 8.6 Completion of Restriction Period. On the Vesting Date with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions, (a) all or the applicable portion of such Restricted Stock shall become vested, (b) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, and (c) any cash amount to be received by the Holder with respect to such Restricted Stock shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Stock and Retained Distributions that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Article 9. Restricted Stock Units

Section 9.1 Grant. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Awards of Restricted Stock Units which may be in the form of shares of Common Stock or units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 9.2, Awards of Restricted Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its discretion, which need not be identical for each Award. The terms of each Award need not be identical, and the Board need not treat Holders uniformly. The determinations made by the Committee pursuant to this Article 9 shall be specified in the applicable Agreement.

Section 9.2 Rules. The Committee may, in its discretion, establish any or all of the following rules for application to an Award of Restricted Stock Units:

(a) Any shares of Common Stock which are part of an Award of Restricted Stock Units may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares of Common Stock are issued or, if later, the date provided by the Committee at the time of the Award.

(b) Such Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable.

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(c) Awards of Restricted Stock Units may provide for deferred payment schedules, vesting over a specified period of employment, the payment (on a current or deferred basis) of dividend equivalent amounts with respect to the number of shares of Common Stock covered by the Award, and elections by the employee to defer payment of the Award or the lifting of restrictions on the Award, if any, provided that any such deferrals shall comply with the requirements of Section 409A of the Code. Restricted Stock Units shall not constitute issued and outstanding shares of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an Award of Restricted Stock Units, in each case until Awards have paid out in shares of Common Stock after the end of the Restriction Period.

(d) The Awards of Restricted Stock Units may provide Holders with the right to receive Dividend Equivalents. Dividend Equivalents may be settled in cash and/or shares of Common Stock and will be subject to the same vesting conditions and restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the Agreement.

(e) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restrictions or limitations to which a Restricted Stock Unit was made subject at the time of grant.

Article 10. Cash Awards and Other Stock-Based Awards

Section 10.1 Cash Awards. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award may be based upon the achievement of single or multiple performance objectives over a performance period established by the Committee. The determinations made by the Committee pursuant to this Section 10.1 shall be specified in the applicable Agreement.

Section 10.2 Other Stock-Based Awards. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock, may be granted hereunder to Holders (“Other Stock-Based-Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Holder is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Committee may determine. Subject to the provisions of the Plan, the Board or the Committee shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto. The determinations made by the Committee pursuant to this Section 10.2 shall be specified in the applicable Agreement.

Article 11. Performance Awards

Section 11.1 Designation as a Performance Award. The Committee shall have the right to designate all or any part of any Award of Options, SARs, Restricted Stock, Restricted Stock Units, Cash Awards or Other Stock-Based Awards as a Performance Award.

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Section 11.2 Performance Objectives.

(a) The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives over a performance period established by the Committee based upon one or more of the following performance measures that apply to the Holder, one or more business units, divisions or Subsidiaries of the Company or the applicable sector of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies: increased revenue; net income measures (including income after capital costs and income before or after taxes); stock price measures (including growth measures and total stockholder return); price per share of Common Stock; market share; earnings per share (actual or targeted growth); earnings before interest, taxes, depreciation, and amortization (EBITDA); economic value added; market value added; debt to equity ratio; cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities); return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); operating measures (including operating income, adjusted operating income before depreciation and amortization, funds from operations, cash from operations, after-tax operating income; sales volumes, production volumes and production efficiency); expense measures (including overhead cost and general and administrative expense); margins; stockholder value; total stockholder return; proceeds from dispositions; total market value and corporate values measures (including ethics compliance, environmental and safety). Unless otherwise stated, such a Performance Objective need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the Award are satisfied, and the Committee’s determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing.

(b) The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs. Such performance measures: (y) may vary by Holder and may be different for different Awards; and (z) may be particular to a Holder or the department, branch, line of business, subsidiary or other unit in which the Holder works and may cover such period as may be specified by the Committee. Awards that are not intended to qualify as qualified performance-based compensation pursuant to Section 162(m) of the Code may be based on these or such other performance measures as the Committee may determine.

Section 11.3 Section 162(m) of the Code. Notwithstanding the foregoing provisions, if the Committee intends for a Performance Award to be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such Award in accordance with Section 162(m) of the Code, then the Performance Award shall be structured to satisfy the requirements of Section 162(m) of the Code which includes, without limitation, (a) the Performance Objectives for such particular Performance Award relative to the particular period of service to which the Performance Objectives relate shall be established by the Committee in writing (i) no later than 90 days after the beginning of such period and (ii) prior to the completion of 25% of such period, (b) the Performance Objectives must be based on the performance measures set forth in Section 11.2, (c) the Performance Objectives must be objective, (d) the Committee shall have no discretion to increase any payment, but shall have negative discretion to decrease any payment, (e) the Award and payment of any Award under the Plan shall be contingent upon the attainment of the Performance Objectives that are applicable to such Award, and (f) the Committee shall certify in writing prior to payment of any such Award that such applicable Performance Objectives have been satisfied.

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Section 11.4 Waiver of Performance Objectives. The Committee shall have no discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award unless such Award is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the relevant Agreement provides for such discretion.

Article 12. General Provisions

Section 12.1 Acceleration of Awards.

(a) Death or Disability. Except as otherwise provided in the applicable Agreement, if a Holder’s employment shall terminate or a non-employee’s service on the Board or as an independent contractor shall terminate, by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Stock, the Restriction Period applicable to each such Award of Restricted Stock shall be deemed to have expired and all such Restricted Stock and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; (iii) in the case of Restricted Stock Units, each such Award of Restricted Stock Units and any unpaid Dividend Equivalents shall become vested in full; and (iv) in the case of Cash Awards and other Stock-Based Awards such Cash Awards and other Stock-Based Awards shall become vested in full.

(b)

(c) Change in Control. In the event of a Change in Control, the Committee may, but shall not be obligated to, provide for any one or more of the following (which may vary by Award) (i) accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award, (ii) cancel Awards for fair value (as determined in the sole discretion of the Committee), (iii) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion, (iv) provide that for a period prior to the Change in Control, Options and/or SARs shall be exercisable and that upon the occurrence of the Change in Control, such Options and/or SARs shall terminate and be of no further force and effect, or (v) take such other action with respect to Awards as the Committee shall determine to be appropriate in its discretion. No action pursuant to this Section 12.1 (b) shall be made in a manner that results in noncompliance with the requirements of Section 409A of the Code, to the extent applicable.

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Section 12.2 Termination of Employment.

(a) General. Except as otherwise provided in the applicable Agreement, if a Holder’s employment shall terminate or a non-employee’s service on the Board or as an independent contractor shall terminate, any unvested Awards (and any Dividend Equivalents and Retained Distributions) shall immediately terminate and be forfeited and of no further force and effect.

(b) Leave of Absence. The Committee may determine whether any given leave of absence constitutes a termination of employment or cessation of service; provided, however, that for purposes of the Plan, (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the employee’s right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Unless otherwise determined by the Committee and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company.

Section 12.3 Right of Company to Terminate Employment. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate the employment of the Holder at any time, with or without cause, subject, however, to the provisions of any employment agreement between the Holder and the Company or any Subsidiary of the Company.

Section 12.4 Nonalienation of Benefits; Nontransferability of Awards. Except as set forth below, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Person entitled to such benefits. Awards shall not be sold, assigned, transferred, pledged or encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and, during the life of the Holder, shall be exercisable only by the Holder; provided, however, that the Board or the Committee may permit or provide in an Award for the gratuitous transfer of the Award by the Holder to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Holder and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee and with respect to Incentive Stock Options such would not be contrary to Code Section 421 or 422; provided, further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Holder, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 12.4 shall be deemed to restrict a transfer to the Company.

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Section 12.5 Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Committee shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan. Any such documentation may contain (but shall not be required to contain) such provisions as the Committee deems appropriate to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company. Any such Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 12.7 (b).

Section 12.6 Designation of Beneficiaries. Each person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such person.

Section 12.7 Termination and Amendment.

(a) General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Plan may be terminated at any time prior to the tenth anniversary of the Effective Date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Committee.

(b) Modification. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted, materially adversely affect the rights of such person with respect to such Award, except as otherwise permitted by Section 12.18. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder, or as otherwise permitted under Section 12.18, and subject to the terms and conditions of the Plan (including Section 12.7 (a)), the Committee may amend outstanding Agreements with any Holder, including any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder’s consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and grant a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 12.7 (b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.

Section 12.8 Government and Other Regulations. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as Common Stock is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (a) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issued to Holders under the Plan, and (b) to file in a timely manner all reports required to be filed by it under the Exchange Act.

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Section 12.9 Withholding. The Company’s obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Stock, Restricted Stock Units, Cash Awards or Other Stock-Based Awards or the satisfaction of the Performance Objectives applicable to a Performance Award, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including the conditions referenced in Section 6.5) as the Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.

If provided for in an Agreement or approved by the Committee in its sole discretion, a Holder may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Section 12.10 Nonexclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 12.11 Treatment with Respect to Other Benefit Programs. By acceptance of an Award, unless otherwise provided in the applicable Agreement or required by law, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary of the Company.

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Section 12.12 Unfunded Plan. Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an “unfunded” plan of the Company. Except as provided in Article 8 with respect to Awards of Restricted Stock and except as expressly set forth in an Agreement, no employee shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Subsidiary of the Company to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however , that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

Section 12.13 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada.

Section 12.14 Accounts. The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 12.9.

Section 12.15 Legends. Each certificate evidencing shares of Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

Section 12.16 Company’s Rights. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

Section 12.17 Interpretation. The words “include,” “includes,” “included” and “including” to the extent used in the Plan shall be deemed in each case to be followed by the words “without limitation.”

Section 12.18 Compliance with Section 409A of the Code. Except as provided in individual Agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Holder pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Holder is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Holder (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Holder during the period between the date of separation from service and the New Payment Date shall be paid to the Holder in a lump sum on such New Payment Date, without interest, and any remaining payments will be paid on their original schedule.

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The Company makes no representations or warranty and shall have no liability to the Holder or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

Section 12.19 Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (a) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (b) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Holders within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Holders in any jurisdiction which is not the subject of such supplement.

Section 12.20 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

Section 12.21 Recoupment. All Awards and any and all payments made or required to be made or stock received or required to be issued hereunder and pursuant to any this Plan or any Agreement shall be subject to repayment to the Company by the Holder (and the successors, assigns, heirs, estate and personal representative of the Holder) pursuant to the terms of any clawback, recoupment or other policy implemented from time to time by the Board (any such policy, as amended, amended and restated or superseded the “Recoupment Policy”). As additional consideration for any Award granted to a Holder and for any payment made or required to be made or stock received or required to be issued hereunder and pursuant to any Agreement to any Holder, each Holder agrees that he/she is bound by and subject to the Recoupment Policy as in effect at any time and from time to time (whether before, at or after the granting or payment of any award).

Section 12.22 Notice. All notices and other communications required or permitted to be given under the Plan shall be in writing or other form approved by the Committee and shall be deemed to have been duly given as follows (a) if to the Company mailed first class, postage prepaid at the principal business address of the Company to the attention of the Secretary of the Company; or (b) if to any Holder then delivered personally, mailed first class, postage prepaid at the last address of the Holder known to the sender at the time the notice or other communication is sent or delivered, or by e-mail, interoffice mail, intranet or other means of office communication determined by the Committee.

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Appendix C

WRITTEN CONSENT OF STOCKHOLDERS OF

GENIUS BRANDS INTERNATIONAL, INC.

The undersigned stockholder of Genius Brands International, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Consent Solicitation and accompanying Consent Solicitation Statement, each dated *, 2015. The undersigned hereby consents (by checking the FOR box) or declines to consent (by checking the AGAINST box or the ABSTAIN box) to the adoption of the following recitals and resolutions:

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders for the stockholders to approve a reverse split of the Company’s outstanding shares of common stock, at a ratio not less than one-for-two and not greater than one-for-five to become effective upon the filing of the Certificate of Amendment to the Articles of Incorporation of the Company, as amended, with the Secretary of State of Nevada and such amendment to be filed no later than August 31, 2016 (the “Reverse Split”), and has referred the same to the stockholders of the Company for approval by written consent;

WHEREAS, the Board of Directors of the Company approved the Reverse Split on July 29, 2015 and recommended that the stockholders vote “FOR” the below resolution, which it has deemed is in the best interests of the Company and its stockholders;

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders for the stockholders to approve the Company’s 2015 Incentive Plan (the “Incentive Plan”) and the reservation of 450,000 shares of Common Stock for issuance thereunder; and

WHEREAS, the Board of Directors of the Company approved the Incentive Plan on March 25, 2015 and recommended that the stockholders vote “FOR” the below resolution, which it has deemed is in the best interests of the Company and its stockholders.

NOW, THEREFORE, IT IS RESOLVED, that the stockholders of the Company hereby approve the Reverse Split, effective upon filing a Certificate of Amendment to the Company’s Articles of Incorporation, as amended, with the Nevada Secretary of State, in the form attached as Appendix A to the Consent Solicitation Statement;

☐FOR     ☐AGAINST     ☐ABSTAIN

and it is further

RESOLVED, that the stockholders of the Company hereby approve the Incentive Plan and the reservation of 450,000 shares of Common Stock for issuance thereunder

☐FOR     ☐AGAINST     ☐ABSTAIN

This Written Consent action may be executed in counterparts. Failure of any particular stockholder(s) to execute and deliver counterparts is immaterial so long as the holders of a majority of the voting power of the outstanding shares of the Company do execute and deliver counterparts.

This Written Consent is solicited by the Company’s Board of Directors.

(Continued, and to be dated and signed, on the other side)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Consent Materials

IN WITNESS WHEREOF, the undersigned has executed this Written Consent on   ________, 2015.

___________________________________________

Print name(s) exactly as shown on Stock Certificate(s)

______________________________	________________________________________
Signature (and Title, if any)	Signature (if held jointly)

Sign exactly as name(s) appear(s) on stock certificate(s). If stock is held jointly, each holder must sign. If signing is by attorney, executor, administrator, trustee or guardian, give full title as such. A corporation or partnership must sign by an authorized officer or general partner, respectively.

Please sign, date and return this consent to the following address or submit the consent through the e-mail address listed below:

VStock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

vote@vstocktransfer.com

 You may also submit your consent by facsimile to (646) 536-3179

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